SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2013

Community Trust Bancorp, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Kentucky (state or other jurisdiction of incorporation)	001-31220 (commission file number)	61-0979818 (irs employer identification no.)

346 North Mayo Trail, Pikeville, Kentucky (address of principal executive offices)		41501 (zip code)

Registrant’s telephone number, including area code (606) 432-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 29, 2013, Community Trust Bancorp, Inc.’s Board of Directors approved the Employee Incentive Compensation Plan for the year ending December 31, 2013, which is included under Item 5.02 below, and incorporated herein by reference.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 29, 2013, Community Trust Bancorp, Inc.’s (“CTBI”) Board of Directors approved the following actions, which were approved by the Compensation Committee and recommended to the Board of Directors:

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Base Salary Increases.  New annual base salaries were approved for the following named executive officers:  Jean R. Hale (Chairman, President and Chief Executive Officer) - $505,000; Kevin J. Stumbo (Executive Vice President and Treasurer) - $200,000; Mark A. Gooch (Executive Vice President and Secretary) - $372,000; Larry W. Jones (Executive Vice President) - $230,000; and James B. Draughn (Executive Vice President) - $221,000.

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Cash Incentive Compensation Awards for the Year Ended December 31, 2012. CTBI’s named executive officers were participants in CTBI’s Senior Management Incentive Compensation Plan for the year ended December 31, 2012 (“2012 Plan”).  The Committee previously established the performance measures under the 2012 Plan and the required level of performance was achieved by CTBI under the Plan.  Accordingly, the named executive officers were entitled to the following cash incentive awards (paid in January 2013).

2012 Cash Incentive Awarded Under the Senior Management Incentive Compensation Plan ($)
Jean R. Hale – Chairman, President and Chief Executive Officer	339,500
Kevin J. Stumbo – Executive Vice President and Treasurer	66,850
Mark A. Gooch – Executive Vice President and Secretary	125,300
Larry W. Jones – Executive Vice President	77,000
James B. Draughn – Executive Vice President	73,850

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Grants of Restricted Stock. Restricted stock was granted to the following named executive officers.  The restricted stock was granted pursuant to the terms of CTBI’s 2006 Stock Ownership Incentive Plan.  The restrictions on the restricted stock will lapse ratably over four years.  However, in the event of a change in control of CTBI or the death of the participant, the restrictions will lapse.  The Committee will have discretion to review and revise restrictions applicable to a participant’s restricted stock in the event of the participant’s retirement.

Restricted Stock Granted (Shares)
Jean R. Hale – Chairman, President and Chief Executive Officer	1,005
Kevin J. Stumbo – Executive Vice President and Treasurer	395
Mark A. Gooch – Executive Vice President and Secretary	742
Larry W. Jones – Executive Vice President	456
James B. Draughn – Executive Vice President	437

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Plans for Annual Incentive Compensation Awards for the Year Ending December 31, 2013.  The Committee approved the Senior Management Incentive Compensation Plan for the year ending December 31, 2013 which is included herein as Exhibit 10.7 to this Current Report on Form 8-K. The participation groups under the Plan are: (i) Group I, consisting of the Community Trust Bancorp, Inc. Chief Executive Officer (“CTBI CEO”), Community Trust Bank, Inc. Chief Executive Officer (“CTB CEO”), and other members of the Executive Committee (“Other Executive Officers”); (ii) Group II, consisting of CTBI’s officers responsible for certain divisions and market presidents; and (iii) Group III, consisting of Senior Vice Presidents of consolidated functions selected for participation by the Compensation Committee.  Individuals below the Senior Vice President level may be selected by the Compensation Committee for special option awards for extraordinary performance.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

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Participants will be eligible for a cash award determined by earnings per share (EPS) growth and earnings as a percentage of average assets (ROAA).  The minimum and maximum awards as a percentage of salary for each group will be: (i) Group I – CTBI CEO minimum award of 32% of salary and maximum award of 158% of salary; (ii) Group I –  CTB CEO minimum award of 25% of salary and maximum award of 124%; (iii) Group I – Other Executive Officers minimum award of 18% of salary and maximum award of 90% of salary; (iv) Group II  – minimum award of 6.30% of salary and maximum award of 16.45% of salary; and (v) Group III – minimum award of 4.95% of salary and maximum award of 11.00% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of the award under the Plan shall be paid at the base level of target performance payment.  There shall be a minimum acceptable performance beneath which no incentive awards are paid and a maximum above which there is no additional award paid to avoid excessive payout in the event of windfall profits.

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Participants will be eligible to receive stock options (pursuant to CTBI’s 2006 Stock Ownership Incentive Plan) with a face value equal to certain percentages of salary or restricted stock (or a combination of options and restricted stock) deemed equivalent to the options earned.  The minimum and maximum stock option awards as a percentage of salary for each group will be: (i) Group I – CTBI CEO minimum award of 18% of salary and maximum award of 30% of salary; (ii) Group I – CTB CEO minimum award of 15.75% of salary and maximum award of 26.25% of salary; (iii) Group I – Other Executive Officers minimum award of 13.5% of salary and maximum award of 22.5% of salary; (iv) Group II – minimum award of 9% of salary and maximum award of 15% of salary; and (v) Group III – minimum award of 4.05% of salary and maximum award of 7.50% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of stock options and/or restricted stock awarded under the Plan shall be granted at the base level of target performance.  There shall be a minimum acceptable performance beneath which awards will not be granted and a maximum above which there is no additional award in the event of windfall profits.

The Committee also approved the Employee Incentive Compensation Plan for the year ending December 31, 2013 which is included herein as Exhibit 10.9 to this Current Report on Form 8-K.  Full-time employees who do not participate in another incentive plan are eligible to participate in this Plan.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

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Participants will be eligible for a cash award determined by earnings per share growth and earnings as a percentage of average assets (ROAA).  The minimum and maximum awards as a percentage of salary for each participant will be: minimum award – 3.60% of salary and maximum award – 6.00% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of the award under the Plan shall be paid at the base level of target performance payment.  There shall be a minimum acceptable performance beneath which no incentive awards are paid and a maximum above which there is no additional award paid to avoid excessive payout in the event of windfall profits.

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Plan for Long-Term Incentive Compensation for Executive Committee.  The Committee approved the 2013 Executive Committee Long-Term Incentive Compensation Plan which is included herein as Exhibit 10.12 to this Current Report on Form 8-K.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year, the performance goals set forth within may not be amended in a manner which would increase the amount of compensation payable pursuant to performance units over the amount which would have been payable under the performance goals previously established for such year.  Participants in this Plan will be the members of the Executive Committee of CTBI.

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The target award fund shall be generated by 30% of the salary of the CTBI CEO, 25% of the CTB CEO, and 20% of the salary of other members of the Executive Committee.  The target award may be changed by the Compensation Committee of the Board of Directors at any time during the Performance Period at their discretion provided, however, that the target award as a percentage of salary may not be increased after the 90th day of the 2013 calendar year.

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The actual amount of payments under the performance units shall be calculated according to a schedule comparing cumulative net income (over a three-year performance period) to the performance goals described within the Plan and payments will be made in the form of cash.  The minimum and maximum awards as a percentage of salary will be 7.5% and 45% for the CTBI CEO, 6.25% and 37.5% for the CTB CEO, and 2.5% and 30% for all other members of the Executive Committee, respectively.  No amounts may be paid under the performance units unless CTBI attains a minimum acceptable performance, and no additional amounts may be paid above the maximum performance level.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.7	Senior Management Incentive Compensation Plan (for the year ending December 31, 2013)

10.9	Employee Incentive Compensation Plan (for the year ending December 31, 2013)

10.12	Community Trust Bancorp, Inc. 2013 Executive Committee Long-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: January 31, 2013	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.7	Senior Management Incentive Compensation Plan (for the year ending December 31, 2013)

10.9	Employee Incentive Compensation Plan (for the year ending December 31, 2013)

10.12	Community Trust Bancorp, Inc. 2013 Executive Committee Long-Term Incentive Compensation Plan